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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                        February 14, 2001

                        PSB BANCORP, INC.
    (Exact name of registrant as specified in its charter)

       Pennsylvania            000-24601          23-2930740
(State or other jurisdiction  (Commission       (IRS Employer
     of incorporation)         File Number)       Ident. No.)

11 Penn Center, 1835 Market Street, Philadelphia, PA    19103
(Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code
                          (215) 979-7900

                                N/A
(Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On February 14, 2001, PSB Bancorp, Inc.(the
"Company")issued a press release to announce its intention to write-off, for the year ended December 31, 2000, its investment of $2.5 million in BankZip.com, an Internet aggregator of banking services(the "Release"). Additionally, the Release highlights the purchase by the Company of 103,950 shares of Jade Financial Corp. ("Jade")from Lawrence Seidman in conjunction with the future merger between Jade and a subsidiary of the Company. Furthermore, the release reports the purchase by two of the Company's directors of 23,650 shares of the Company. The Release is filed as Exhibit 2.1, and is incorporated herein by reference.

Exhibits.

No.      Exhibit

2.1      Press Release, dated February 14, 2001





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              PSB BANCORP, INC.

Dated:  February 14, 2001

                              By /s/Anthony DiSandro
                                 Anthony DiSandro, President
                                 and Chief Operating Officer



                           EXHIBIT INDEX

No.     Exhibit

2.1  Press Release, dated February 14, 2001